    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 24, 2001.

                                                  REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                      76-0542208
   (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)


                         1800 WEST LOOP SOUTH, SUITE 500
                              HOUSTON, TEXAS 77027
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

                      INTEGRATED ELECTRICAL SERVICES, INC.
                         401(k) RETIREMENT SAVINGS PLAN
                            (FULL TITLE OF THE PLAN)

                                JOHN F. WOMBWELL
                         1800 WEST LOOP SOUTH, SUITE 500
                              HOUSTON, TEXAS 77027
                                 (713) 860-1500
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                              ---------------------

                                           CALCULATION OF REGISTRATION FEE
==============================================================================================================
                                                                                   PROPOSED
                                                                   PROPOSED         MAXIMUM
                                                 AMOUNT             MAXIMUM        AGGREGATE      AMOUNT OF
                                                  TO BE         OFFERING PRICE     OFFERING      REGISTRATION
  TITLE OF SECURITIES TO BE REGISTERED         REGISTERED (1)      PER SHARE (2)     PRICE (2)       FEE
--------------------------------------------------------------------------------------------------------------
Common Stock $.01 Par Value Per Share        1,000,000 Shares     $     8.00       $8,000,000       $2,000
==============================================================================================================

(1) The number of Shares of Common Stock registered herein is subject to adjustment to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) under the Securities Act, based upon the average of the high and low prices of the Registrant's Common Stock on the New York Stock Exchange on August 20, 2001.

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS

         Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this registration statement in accordance with Rule 428 under the Securities Act Of 1933 (the "Securities Act") and the Note to part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         This Registration Statement on Form S-8 is being filed by Integrated Electrical Services, Inc. (the "Company"), solely to register additional securities. In accordance with General Instruction E of Form S-8, the Company hereby incorporates by reference the contents of the Company's registration statement on Form S-8 (333-67113) relating to the 401(k) Retirement Savings Plan, as amended.

ITEM 8. EXHIBITS.


Exhibit
Number            Description
--------          -----------

5.1* Opinion of Vinson & Elkins, LLP as to the legality of the shares being registered.

23.1*             Consent of Vinson & Elkins, LLP (included in Exhibit 5.1).

23.2*             Consent of Arthur Andersen, LLP.

24.1 Powers of Attorney (set forth on the signature page contained in Part II of this Registration Statement).

99.1* Integrated Electrical Services, Inc. 401(k) Retirement Savings Plan, as amended and restated.


----------
*filed herewith

                                   SIGNATURES

                                 THE REGISTRANT


         Pursuant to the requirements of the Securities Act, Integrated Electrical Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on August 8, 2001.

                                        INTEGRATED ELECTRICAL SERVICES, INC.
                                        (Registrant)

                                        By: /s/ H. David Ramm
                                           ------------------------------------
                                           H. David Ramm, President, Chief
                                           Executive Officer and Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of INTEGRATED ELECTRICAL SERVICES, INC. (the "Company") hereby constitutes and appoints H. David Ramm, William W. Reynolds, John F. Wombwell, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON AUGUST 8, 2001.


         Signature                                Title

   /s/ C. Byron Snyder
----------------------------------       Chairman of the Board of Directors
      C. Byron Snyder

    /s/ H. David Ramm
----------------------------------       President, Chief Executive Officer
      H. David Ramm                      and Director (Principal Executive
                                         Officer)

   /s/ Herbert R. Allen
----------------------------------       Director
      Herbert R. Allen

    /s/ Richard L. China
----------------------------------       Director
      Richard L. China

   /s/ John A. Cosentino, Jr.
----------------------------------       Director
      John A. Cosentino, Jr.

   /s/ Neil J. DePascal, Jr.
----------------------------------       Vice President, Chief Accounting
      Neil J. DePascal, Jr.              Officer (Principal Accounting
                                         Officer)

    /s/ Donald Paul Hodel
----------------------------------       Director
      Donald Paul Hodel

   /s/ Robert C. Kelly
----------------------------------       Director
      Robert C. Kelly

    /s/ Ben L. Mueller
----------------------------------       Director
      Ben L. Mueller

    /s/ Richard Muth
----------------------------------       Director
      Richard Muth

  /s/ William W. Reynolds
----------------------------------       Executive Vice President, Chief
      William W. Reynolds                Financial Officer (Principal
                                         Financial Officer)

   /s/ Alan R. Sielbeck
----------------------------------       Director
      Alan R. Sielbeck

   /s/ Richard L. Tucker
----------------------------------       Director
      Richard L. Tucker

   /s/ Bob Weik
----------------------------------       Director
      Bob Weik

    /s/ Jim P. Wise
----------------------------------       Director
      Jim P. Wise

   /s/ James D. Woods
----------------------------------       Director
      James D. Woods

                                  EXHIBIT INDEX


Exhibit
Number            Description
--------          -----------

5.1* Opinion of Vinson & Elkins, LLP as to the legality of the shares being registered.

23.1*             Consent of Vinson & Elkins, LLP (included in Exhibit 5.1).

23.2*             Consent of Arthur Andersen, LLP.

24.1 Powers of Attorney (set forth on the signature page contained in Part II of this Registration Statement).

99.1*             Integrated Electrical Services, Inc. 401(k) Retirement Savings
                  Plan, as amended.


----------
*filed herewith